Exhibit 99.1
CapsoVision Appoints David Garcia as Senior Vice President of Finance
Seasoned finance executive brings public company, capital markets and transaction experience to support next phase of growth
SARATOGA, Calif., November 3, 2025 -- CapsoVision, Inc. (NASDAQ: CV), a commercial-stage medical technology company developing advanced imaging and AI-enabled capsule endoscopy solutions, today announced the appointment of David Garcia as Senior Vice President of Finance, effective November 3, 2025.
Mr. Garcia brings more than 20 years of financial leadership experience spanning corporate finance, capital markets, and strategic transactions. He joins CapsoVision after serving as Vice President of Financial Planning and Analysis at Matterport, Inc., where he helped lead its initial public offering and played a key role in the company’s recent acquisition. His background also includes senior finance roles at View, Inc., Intelepeer Cloud Communications, and Align Technology, as well as earlier experience with Oracle and Deloitte.
“We are delighted to welcome Dave to the CapsoVision team. His broad experience in financial management, capital strategy, and operational execution will be instrumental as we advance our development pipeline and pursue disciplined growth,” said Johnny Wang, President and Chief Executive Officer of CapsoVision. “Leveraging his understanding of the capital markets and proven ability to drive efficient cash management, we believe we are well-positioned to achieve our corporate and clinical milestones.”
Mr. Garcia earned a Master of Business Administration in Finance from The Wharton School, University of Pennsylvania, and a Bachelor of Arts in Economics from Stanford University.
About CapsoVision
CapsoVision is a commercial-stage medical technology company focused on developing advanced imaging and AI-enabled solutions to transform the detection and diagnosis of gastrointestinal diseases. Its flagship product, CapsoCam Plus®, is a wire-free, panoramic capsule endoscope that enables high-resolution visualization of the small bowel and supports cloud-based or direct capsule video retrieval. The Company’s next pipeline product, CapsoCam Colon™ with enhanced AI, is designed to enable non-invasive colon imaging and polyp detection. With a proprietary platform targeted to expand across multiple GI indications, including esophageal and pancreatic disorders, CapsoVision is advancing a new era in capsule-based diagnostics. For more information on CapsoVision, please visit www.capsovision.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expected”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. Examples of these forward-looking statements include, but are not limited to, statements concerning the Company’s future results of operations and financial position, including the Company’s expectations regarding achieving its corporate and clinical milestones. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties, including those beyond the Company’s control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, market conditions, the Company’s financial condition and the availability of cash, the failure to receive regulatory clearance and the failure to adapt the Company’s products for new indications. These and other risks and uncertainties are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s prospectus filed on July 3, 2025 with the SEC, as part of the Company’s Registration Statement on Form S-1 (File No. 333-287148), and the Company’s most recent

Form 10-Q. Forward-looking statements speak only as of the date of this press release, and the Company undertakes no obligation to update or revise these statements, except as required by law.
Investor Relations Contact
Leigh Salvo
New Street Investor Relations
Investors@CapsoVision.com
Media Contact
Leslie Strickler and Paul Spicer
Être Communications
leslies@etrecommunications.com | (804) 240-0807
pauls@etrecommunications.com | (804) 503-9231